EXHIBIT 99.1
                                                               ------------






                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Cousins Properties Incorporated (the "Corporation") for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the President and Chief Executive Officer of the Corporation and the Vice Chairman of the Board, certifies that to his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



/s/ Thomas D. Bell, Jr.
----------------------------------
Thomas D. Bell, Jr.
President, Chief Executive Officer
and Vice Chairman of the Board
May 8, 2003



         A signed original of this written statement required by Section 906 has been provided to Cousins Properties Incorporated and will be retained by Cousins Properties Incorporated and furnished to the Securities and Exchange Commission ("SEC") or its staff upon request.

                                                                EXHIBIT 99.2
                                                                ------------





                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Cousins Properties Incorporated (the "Corporation") for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Executive Vice President, Chief Financial Officer and Chief Investment Officer of the Corporation, certifies that to his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.





/s/ Tom G. Charlesworth
-------------------------------------------------
Tom G. Charlesworth
Executive Vice President, Chief Financial Officer
and Chief Investment Officer
May 8, 2003



         A signed original of this written statement required by Section 906 has been provided to Cousins Properties Incorporated and will be retained by Cousins Properties Incorporated and furnished to the Securities and Exchange Commission ("SEC") or its staff upon request.